                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                            ------------------------

                                   FORM 8-K/A

                                 (Amendment No. 1)

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 23, 2000


                                 CathayOne Inc.
                                 --------------
                         (Formerly Premier Brands, Inc.)
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                  000-29865                        33-0489616
                  ---------                        ----------
          (Commission File Number)     (IRS Employer Identification No.)


                    437 Madison Avenue, New York, NY 10022
                    --------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


                                (212) 888-6822
                                --------------
             (Registrant's Telephone Number, Including Area Code)

      The undersigned hereby amends its Form 8-K dated July 7, 2000, by including the items, financial statements and exhibits as set forth in the pages attached hereto.

Item 7. Financial Statements and Exhibits.


         (a)      Financial Statements of Businesses Acquired*

         (b)      Pro Forma Financial Information:

                  The following unaudited consolidated financial information is filed with this report:

                  Consolidated Balance Sheet as of June 30, 2000;

                  Consolidated Statement of Operations for the three months ended June 30, 2000 and the period of March 1, 2000 (Inception) to June 30, 2000; and

                  Consolidated Statement of Cash Flows for the period of March 1, 2000 (Inception) to June 30, 2000;

                  The following unaudited pro forma consolidated financial information is filed with this report:

                  Pro Forma Statement of Operations for the twelve months ended June 30, 2000.

--------
(*) The business acquired is a development stage company that has not commenced operations as of June 30, 2000.

                                   SIGNATURES:

      Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 5, 2000            CathayOne Inc.
                                    (Registrant)


                                     /s/ S. David Cooperberg
                                     -----------------------------
                                     S. David Cooperberg
                                     President

                          CATHAYONE INC. & SUBSIDIARIES
                          (A Development Stage Company)
                     Consolidated Balance Sheets (Unaudited)
                               As of June 30, 2000

ASSETS

Current Assets

Cash in Bank                                                 $     4,087

Long-Term Assets

Investments in Foreign Operations                              2,216,139
                                                             -----------

                Total Assets                                 $ 2,220,226
                                                             ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities

Accounts Payable                                             $   274,391
Accrued Expenses                                                  12,607
Income Taxes Payable                                                 800
                                                             -----------

                Total Current Liabilities                    $   287,798
                                                             -----------

Commitment and Contingencies                                           0

Stockholders' Equity

Convertible Preferred Stock,5,000,000 authorized
  shares, $.001 par value, none issued                                 0
Common Stock, 100,000,000 Shares Authorized
  $.001 par value, 29,258,319 shares
  issued and outstanding                                          29,258
Paid In Surplus                                                1,999,500
Retained Earnings                                                (96,330)
                                                             -----------

                Total Stockholders' Equity                   $ 1,932,428
                                                             -----------

                Total Liabilities and Stockholders' Equity   $ 2,020,226
                                                             ===========

           See Accompanying Notes to Consolidated Financial Statements

                                 CATHAYONE, INC
                          (A Development Stage Company)
                Consolidated Statement of Operations (Unaudited)
 For the Three Months Ended June 30, 2000 and the period of March 1, 2000
                          (inception) to June 30, 2000

                                                 Three              Period of March 1,
                                                 Months Ended       2000 (Inception) to
                                                 June 30, 2000      June 30, 2000*
Operating Expenses:

General and Administrative Expenses              $    33,055            $    34,355
Costs associated with Reverse Merger-See Notes        59,303                 59,303
Writedown of CMD acquisition                           2,672                  2,672
                                                 -----------            -----------
Total Expenses                                        95,030                 96,330

Net Loss                                         $   (95,030)           $   (96,330)
                                                 ===========            ===========

Net Loss Per Share                               $     (.011)           $     (.016)
                                                 ===========            ===========

Weighted Average Number
 of Shares Outstanding                             8,032,495              6,120,407
                                                 ==================================


* Also "Cumulative to Date Loss Since Inception"

           See Accompanying Notes to Consolidated Financial Statements

                                 CATHAYONE INC.
                          (A Development Stage Company)
                Consolidated Statement of Cash Flows (Unaudited)
            For period of March 1, 2000 (Inception) to June 30, 2000


Cash Flows from Operating Activites

Net Income (Loss)                                 $   (96,330)

Adjustments to reconcile net loss
to net cash provided from operations:
  Common stock issued upon reorganization                 24,658
  Writedown of CMD acquisition                             2,672
  Increase (Decrease) in operating liabilities:
          Accounts payable                                74,519
          Accrued expenses                                12,607
          Taxes payable                                      800
                                                     -----------

Net Cash Provided By Operating Activities            $    18,926
                                                     -----------

Cash Flows from Investing Activities:

          Investment in Foreign Operations           $   (16,139)
                                                     -----------

Net Cash Used In Investing Activities                $   (16,139)
                                                     -----------

Cash Flows from Financing Activities:

          Sale of common stock and paid in surplus         1,300
                                                     -----------

Net Cash Provided By Financing Activities            $     1,300
                                                     -----------

Net Increase  in Cash and Cash Equivalents           $     4,087

Cash and Cash Equivalents, Beginning of Period                 0
                                                     -----------

Cash and Cash Equivalents, End of Period             $     4,087
                                                     ===========

Non-cash Financing Activities

          Common stock issued relating
          To reverse merger ($.001 par value)        $    25,558
                                                     ===========

          Common stock issued for equity
          Investments in foreign operations          $ 2,000,000
                                                     ===========

          Common stock issued for
          acquisition of subsidiary                  $     2,800
                                                     ===========

          See Accompanying Notes to Consolidated Financial Statements

                                 CATHAYONE INC.

                   Notes to Consolidated Financial Statements

NOTE 1 BASIS OF PRESENTATION


The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.



In the opinion of management, the unaudited condensed consolidated financial statements contain all adjustments consisting only of normal recurring accruals considered necessary to present fairly CathayOne Inc.'s (the "Company") financial position at June 30, 2000, the results of operations for the three months ended June 30, 2000 and the period of March 1, 2000 to June 30, 2000, and cash flows for the period of March 1, 2000 to June 30, 2000. The results for the period ended June 30, 2000, are not necessarily indicative of the results to be expected for the entire fiscal year ending December 31, 2000.


NOTE 2 EARNINGS (LOSS) PER SHARE

The following represents the calculation of earnings (loss) per share:


                                                 Three              Period of March 1,
                                                 Months Ended       2000 (Inception) to
                                                   June 30,              June 30,
                                                   --------              --------
                                                    2000                  2000*
                                                    ----                  -----
Basic & Fully Diluted

Net Loss                                           $  (95,030)            $  (96,330)

Less preferred stock dividends                              -                      -
                                                   ----------             ----------

Net Loss                                           $  (95,030)            $  (96,330)

Weighted average number of
Common shares                                       8,032,495              6,120,407
                                                   ----------             ----------

Basic & Fully Diluted loss per share *             $    (.011)            $    (.016)
                                                   ==========             ==========


* The Company had no common stock equivalents during the periods presented

NOTE 3 PRINCIPLES OF CONSOLIDATION


The unaudited consolidated financial statements for June 30, 2000 and the six months then ended include the accounts of CathayOne Inc. (formerly Premier Brands, Inc.) and its wholly owned subsidiary, Cathay Bancorp.com Limited, a Hong Kong corporation. On June 30, 2000 the Company acquired all of the issued and outstanding common shares of CMD Capital Limited ("CMD"), a Hong Kong corporation.


NOTE 4 NATURE OF BUSINESS AND RECENT REORGANIZATION


Pursuant to the share exchange agreement dated June 14, 2000, the Company acquired 100% of the issued and outstanding shares of Cathay Bancorp.com Limited ("Bancorp") in exchange for the issuance of 21,750,000 shares of the Company's common stock. Bancorp was incorporated on March 1, 2000 under the laws of Hong Kong. The transaction is treated as a reverse merger in accordance with Accounting Principles Board (APB) opinion No. 16, whereby the shareholders of Bancorp received approximately 83.8% of the then outstanding shares of the Company. The transaction has been accounted for using the purchase method of accounting, with Bancorp being identified as the acquirer for accounting purposes. The merger was treated as a tax-free reorganization for federal and state income tax purposes. The Company maintains the option to purchase between a 20% and 40% interest in WebShanghai.com Co., Ltd. ("WebShanghai") through Hong Kong Technologies Solutions, Limited. Upon the successful completion of the acquisition of WebShanghai, the Company will issue $650,000 worth of the Company's common stock to SNet Communications (HK) Limited. In addition, the Company is responsible for all related restructuring costs incurred in connection with the transaction.


NOTE 5 ACQUISITION OF CMD CAPITAL LIMITED


Pursuant to an agreement dated June 30, 2000, the Company acquired 100% of the issued and outstanding shares of CMD Capital Limited ("CMD"), a Hong Kong corporation, in exchange for the issuance of 2,800,000 shares of the Company's common stock valued at $4 per share. As at the date of purchase, CMD's assets included 70% of the common stock of PRC Investment Journal Inc. ("PRC") whose assets included 100% ownership of the PRCInvest.com website (the "PRC Website"). Pursuant to an underlying joint venture contract, CMD is required to provide funding of $3,000,000 to PRC for continued development of the PRC Website. Pursuant to a cooperation agreement, CMD is required to provide $2,000,000 to be used to develop a Hong Kong version of the PRC Website. The transaction has been accounted for using the purchase method of accounting. In accordance with Staff Accounting Bulletin ("SAB") Topic #5 and SAB #48, for accounting purposes the transaction has been recorded at the per value of the shares issued (2,800,000 at $.001 each) rather than their fair market value at the date issued ($11,200,000). CMD has not yet commenced operations and at the date of acquisition had a net book value resulting in a write down of $2,672.


NOTE 6 COMMITMENTS


On April 6, 2000, Bancorp entered into a Letter of Intent whereby Bancorp formed a limited liability company in Hong Kong under the name of Hong Kong Technologies Solutions Limited ("Limited") on June 9, 2000. This company will be used as a vehicle to make investments or other acquisitions on behalf of itself or Bancorp. See Note 4 above for discussion of the Company's additional commitments.

On May 5, 2000, Bancorp also entered into a Cooperation Agreement whereby it will cooperate in the establishment of a Sino-foreign equity joint venture ("the Joint Venture"). The Joint Venture will be responsible for constructing and managing a series of entertainment websites, including "estage" and "TalkShow". The Company will hold 50% of the joint venture's registered capital. On June 28, 2000 the Company entered into a Sino-Foreign Cooperative Joint Venture Contract, forming a joint venture named Capital Entertainment Limited. For its share of the equity, the Company and another equity holder will jointly contribute $10,000,000 cash in several installments. The specific date of each installment will be determined by the needs of the project, provided that the first installment of $2,000,000 is contributed within 30 days after the issuance of the joint venture's business license, of which $250,000 is due within 10 working days of signing the contract. A second installment of $3,000,000 will be due within 90 days after the issuance of the business license, and the final installment of $5,000,000 will be due before January 31, 2001. Upon the formal establishment of the Joint Venture, the Company will pay $700,000 and 500,000 shares of common stock to SNet Communications (HK) Limited ("SNet") pursuant to an agreement between SNet and Bancorp dated June 15, 2000. Upon completion of the entertainment websites to be owned by the Joint Venture, the Company will issue 250,000 shares of common stock to SNet. Upon obtaining the necessary license to operate talk show programs, the Company will issue 250,000 shares of common stock to SNet. To date the Company has issued 500,000 shares of common stock, as discussed above, to SNet under this agreement. These shares were valued at $4 per share.


Pursuant to a joint venture contract dated April 22, 2000, CMD agreed to establish a joint venture for the purpose of establishing an investment information portal in China, with a version to be created for Hong Kong. For its share of the equity, the Company will contribute $3,000,000. CMD will hold 70% of the joint venture's registered capital. The contributions will be determined by the needs of the project provided that for the China portal, $100,000 was paid within 10 working days after execution of the contract, $700,000 within 22 days of obtaining a business license, which includes the first $100,000, and $1,400,000 within 140 days after the launch of the website, and $900,000 within 280 days after receipt of a business license. Pursuant to a cooperation agreement dated April 22, 2000, CMD will contribute $200,000 to the Hong Kong version of the PRC Website, of which $100,000 must be paid within 10 days after the agreement takes effect and of which $600,000 must be paid within 22 working days after the agreement takes effect (this amount includes the initial $100,000). $600,000 must be paid within 70 working days and $800,000 within 140 working days after the official publication of the Hong Kong version.


NOTE 7 SUBSEQUENT EVENTS

Subsequent to June 30, 2000, the Company incorporated three new Hong Kong subsidiaries, Cathay B Trade Limited, Cathay Entertainment Limited and Cathay Investment Limited. Cathay Entertainment Limited will hold the Company's interest in the entertainment ventures on behalf of Bancorp and Cathay

Investment Limited will hold the Company's interests in CMD Capital Limited. Cathay B Trade Limited will be used for future projects.


The Company has moved from Utah to Delaware and has been renamed "CathayOne Inc." upon the effectiveness of its merger into CathayOne Inc., the Company's newly formed and wholly-owned Delaware subsidiary on August 29, 2000. Under the terms of the merger, CathayOne Inc. is the surviving company. CathayOne Inc. has succeeded to all of the assets and liabilities of the Company immediately prior to the merger, and the Company's Board of Directors and its incumbent officers immediately prior to the merger are the Board of Directors and officers of CathayOne Inc. immediately after the merger.


UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


On June 14, 2000, the Company acquired all of the issued and outstanding shares of Bancorp. The transaction was a reverse merger with Bancorp treated as the acquiring entity for accounting purposes. On June 30, 2000, the Company also acquired all of the issued and outstanding shares of CMD Capital Limited ("CMD"). The transactions have been accounted for using the purchase method of accounting and are reflected in the financial statements of the Company contained elsewhere herein. The unaudited pro forma combined statement of operations presents the results of operations assuming that the acquisitions became effective for accounting purposes on July 1, 2000.


The unaudited pro forma financial statements have been prepared by management. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and historical financial information of the Company included in this Form 8-K. See "FINANCIAL STATEMENTS".

                                 CATHAYONE INC.
                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                    FOR THE TWELVE MONTHS ENDED JUNE 30, 2000


                                         CathayOne       Cathay            CMD
                                         Inc.            Bancorp.com       Capital          Pro forma           Pro forma
                                                         Limited           Limited+         Adjustments         Total
                                       -----------------------------------------------------------------------------------
Selling, General and Administrative
             Expenses                    $159,738        $98,129           $      --                             $257,867
                                       -----------------------------------------------------------------------------------

Loss Before Taxes                        (159,738)       (98,129)                 --                             (257,867)
                                       -----------------------------------------------------------------------------------

Net Loss                                ($159,738)      ($98,129)          $      --                            ($257,867)
                                       ===================================================================================

Loss per share                             ($0.04)      ($49,064)          $      --                               ($0.05)
                                       ===================================================================================

Weighted average shares outstanding     4,208,319              2               1,000                            5,161,744
                                       -----------------------------------------------------------------------------------



See accompanying notes to unaudited pro forma combined financial statements

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1. FISCAL YEAR ENDS

The unaudited pro forma combined statements of operations for the year ended June 30, 2000, include the Company, Bancorp Limited and CMD's operations on a common fiscal year. The financial statements of the Company have been conformed to the year ended June 30, 2000 by including the operations results of the Company for the period July 1, 1999 to June 30, 2000, the operating results of Bancorp from March 1, 2000 (Inception) to June 30, 2000, and the operating results of CMD from August 4, 1999 (Inception) to June 30, 2000.

2. PRO FORMA ADJUSTMENTS

There are no anticipated adjustments to the statement of operations as a result of the merger.



----------

+ CMD Capital Limited is a development stage company that has not commenced operations as of June 30, 2000.